Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Kohlberg Capital Corporation (the “Company”) on Form 10-Q, as amended by Amendment No. 1 thereto on Form 10-Q/A, for the quarter ended March 31, 2009 (the “Report”), I, Michael I. Wirth, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2010	By:	/s/ MICHAEL I. WIRTH
Michael I. Wirth
Chief Financial Officer and Chief Compliance Officer
(Principal Financial Officer)